SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2008

Legacy Mining Ltd.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	91-1963840 (I.R.S. Employer Identification No.)
385 52 Ave, Point-Calumet, Quebec, Canada (Address of principal executive offices)	J0N 1G4 (Zip Code)
(604) 664-0499 (Registrant's telephone number, including area code)
(Former name or former address, if changed since last report)

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors;

Appointment of Principal Officers.

1. RESIGNATION OF REGISTRANT'S DIRECTORS:

 On January 24, 2008, the Registrant accepted the resignation of Carlton Parfitt as Secretary, Treasurer, Director and Chief Financial Officer of the

 Registrant. The resignation was not motivated by a disagreement with the

 Registrant on any matter relating to the Registrant's operations, policies or practices.

2. APPOINTMENT OF REGISTRANT'S OFFICERS AND DIRECTORS:

On January 24, 2008 Marc Schieve was appointed Secretary, Treasurer,

Director and Chief Financial Officer of the Registrant.

SECTION 8 – OTHER EVENTS

ITEM 8. 01 – Other Events

Effective January 24, 2008, the Company would like to state that it has moved its Administrative Office to:

New Address:

385 52 Ave, Point-Calumet,

Quebec J0N 1G4

Fax – 1 888 265 0498

Phone – 514 688 3289

SECTION 9.  EXHIBITS.

(c)  Exhibits

Exhibit No.        Description

-----------     --------------------------

10.01

Marc Scheive Letter of Consent to Act.

17.01

Carlton Parfitt Letter of Resignation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned, thereunto duly authorized.

Legacy Mining Ltd.

DATED:  January 29, 2008

By:_/s/:R.Klein_____________

Robert Klein, President

3